UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 29, 2018

Home BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

719 Harkrider, Suite 100, Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

     On July 2, 2018, Home BancShares, Inc. (the “Company”), parent company of Centennial Bank, (“Centennial”), issued a press release announcing the acquisition of Shore Premier Finance (“SPF”), a division of Union Bank & Trust of Richmond, Virginia (“Union”), the bank subsidiary of Union Bankshares Corporation (NASDAQ: UBSH). Copies of the press release and certain additional information regarding the transaction are attached as Exhibits 99.1 and 99.2 to this Current Report.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

     On June 29, 2018, the Company entered into an agreement with Union to purchase substantially all of the assets and certain specific liabilities of Union’s Shore Premier Finance division, consisting primarily of marine loans totaling approximately $383.4 million, for a purchase price consisting of approximately $374.5 million in cash, subject to certain post-closing adjustments, and 1,250,000 shares of the Company’s common stock.  The purchase of the loans was completed on June 29, 2018 and became effective at the end of the day on June 30, 2018.  The portfolio of loans will now be housed in a division of Centennial Bank know as Shore Premier Finance. The Shore Premier Finance division of Centennial Bank will be responsible for servicing the acquired loan portfolio and originating new loan production.  In connection with this acquisition of loans, Centennial Bank has notified the Arkansas State Bank Department that it plans to establish a new loan production office in Chesapeake, Virginia.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release: Home BancShares Announces Acquisition of Loan Portfolio and Creation of Marine Finance Division.
99.2	Supplemental materials to Press Release dated July 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: July 2, 2018	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer